FIFTH AMENDMENT TO REVOLVING CREDIT NOTE AND SIXTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT

THIS FIFTH AMENDMENT TO REVOLVING CREDIT NOTE AND SIXTH AMENDMENT TO REVOLVING CREDIT LOAN AGREEMENT (this "**Amendment**") is entered into as of December 31, 2021, by and between CUMBERLAND PHARMACEUTICALS INC., a Tennessee corporation ("**Borrower**"), and PINNACLE BANK, a Tennessee banking corporation (the "**Lender**").

RECITALS:

A. Borrower issued to the order of Lender that certain $12,000,000.00 Revolving Credit Note dated July 31, 2017, as amended by that certain First Amendment to Revolving Credit Note and Second Amendment to Revolving Credit Loan Agreement dated October 17, 2018 whereby among other changes the principal amount thereof was increased to up to $20,000,000.00, as amended by that certain Second Amendment to Revolving Credit Note and Third Amendment to Revolving Credit Loan Agreement dated May 10, 2019, as amended by that certain Third Amendment to Revolving Credit Note and Fourth Amendment to Revolving Credit Loan Agreement dated October 7, 2020 whereby among other changes the principal amount thereof was decreased to up to $15,000,000.00, and as amended by that certain Fourth Amendment to Revolving Credit Note and Fifth Amendment to Revolving Credit Loan Agreement dated as of October 28, 2021 (the "**Note**").

B. Borrower and the Lender entered into that certain Revolving Credit Loan Agreement dated as of July 31, 2017, as amended by that certain First Amendment to Revolving Credit Loan Agreement dated August 14, 2018, as amended by that certain First Amendment to Revolving Credit Note and Second Amendment to Revolving Credit Loan Agreement dated October 17, 2018, as amended by that certain Second Amendment to Revolving Credit Note and Third Amendment to Revolving Credit Loan Agreement dated May 10, 2019, as amended by that certain Third Amendment to Revolving Credit Note and Fourth Amendment to Revolving Credit Loan Agreement dated October 7, 2020, and as amended by that certain Fourth Amendment to Revolving Credit Note and Fifth Amendment to Revolving Credit Loan dated as of October 28, 2021 (the "**Loan Agreement**"). Capitalized terms not otherwise defined therein have the same meaning as set forth in the Loan Agreement.

C. Borrower and the Lender desire to amend the Note and Loan Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

1. The principal amount of the Note, as set forth in the upper right-hand corner and within the first paragraph of the Note, is hereby increased by $5,000,000.00 to a principal amount of u to $20,000,000.00 (the "**Increase**"). The Loan Documents are hereby generally amended to incorporate the Increase, including without limitation Section 1.1(a) of the Loan Agreement and the definition of "**Note**" set forth within Section 9.1 thereof. In connection with the Increase, the Incremental Facility described within Section 1.7 of the Loan Agreement is hereby considered exercised and deleted from the Loan Agreement on a going forward basis.

2. The Note and Loan Agreement are not amended in any other respect.

3. Borrower reaffirms the terms and provisions of the Loan Documents and agrees that such terms and provisions are valid and binding, enforceable in accordance with its terms and provisions, subject to no defense, counterclaim, or objection.

[signatures commence on following page]

ENTERED INTO as of the date first written above.

BORROWER:

CUMBERLAND PHARMACEUTICALS INC.

By: ______________________________
A.J. Kazimi, Chief Executive Officer

LENDER:

PINNACLE BANK

By: ______________________________
Mark D. Mattson, Senior Vice President

[Signature Page to Fifth Amendment to Revolving Credit Loan Note and Sixth Amendment to Revolving Credit Loan Agreement]

GUARANTOR ACKNOWLEDGEMENT

The undersigned Guarantor joins in the execution of this Amendment to acknowledge and agree that the guarantee of payment and performance of the obligations evidenced by the Note and Loan Agreement, as amended hereby (including the Increase), under that certain Guaranty dated as of July 31, 2017 (the "**Guaranty**"), remains in full force and effect and all obligations evidenced by the Guaranty continues to be binding upon the Guarantor.

GUARANTOR:

CUMBERLAND PHARMA SALES CORP.

By: ______________________
A.J. Kazimi,
President

BUSINESS COMPLIANCE DISCLOSURES

Designation of Individual or Joint Credit - Business

Application Taken By: ______________________

Financial Advisor: Mark Mattson   Application Date: 12/20/2021

Borrower(s) Name: Cumberland Pharmaceuticals Inc.

Application/Loan Number: 90016513   Amount applied for: $20,000,000.00

☐ Borrower is applying for individual credit in the name of the business entity/borrower only. Only the income and assets of the business entity / borrower are being relied upon in the credit decision.

☐ Borrowers are applying for joint credit.

☒ Borrower is applying for individual credit, but the income or assets of other sources are being relied upon in the credit decision such as from guarantors or cosigners.

TO BE COMPLETED BY APPLICANTS AND GUARANTORS

CLIENT ATTESTATION – DESIGNATION OF INDIVIDUAL OR JOINT CREDIT – COMMERCIAL

I agree that at the time of my original application for credit, I intended to apply in the form listed above and I instructed Pinnacle to structure the credit as listed.

Cumberland Pharmaceuticals Inc.

Type/Print Name of Entity Above

☐ Individual Borrower
☐ Guarantor
☒ Signer on Behalf of Entity
(Please indicate title above)

A.J. Kazimi

Type/Print Name Above

[signature]

Signature

CEO

Title

Rev. 8/2017

BUSINESS COMPLIANCE DISCLOSURES

Cumberland Pharma Sales Corp.

Type/Print Name of Entity Above

☐ Individual Borrower
☒ Guarantor
☒ Signer on Behalf of Entity
(Please indicate title above)

A.J. Kazimi

Type/Print Name Above

[signature]

Signature

CEO

Title

____

Type/Print Name of Entity Above

☐ Individual Borrower
☐ Guarantor
☐ Signer on Behalf of Entity
(Please indicate title above)

Type/Print Name Above

Signature

Title

____

Type/Print Name of Entity Above

☐ Individual Borrower
☐ Guarantor
☐ Signer on Behalf of Entity
(Please indicate title above)

Type/Print Name Above

Signature

Title

Rev. 8/2017